                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 18, 2002 (March 6, 2002)
                                                 -------------------------------


                           Introgen Therapeutics, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      0-21291                   74-2704230
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

                 301 Congress Avenue, Suite 1850, Austin, Texas     78701
--------------------------------------------------------------------------------
                    (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:   (512) 708-9310
                                                   -----------------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Item 4 of the Current Report on Form 8-K filed by the Registrant on March 12, 2002 is hereby amended and restated in its entirety as follows:

         (a) (i) On March 6, 2002, Introgen Therapeutics, Inc. (the "Company") dismissed Arthur Andersen LLP as its independent public accountant, effective upon completion of Arthur Andersen LLP's services in connection with the filing of the Company's Annual Report on Form 10-K for the six-month transition period ended December 31, 2001.

             (ii) Arthur Andersen LLP's reports on the Company's financial statements for each of the years ended June 30, 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

             (iii) The decision to change independent public accountants was recommended by the Audit Committee of the Company's Board of Directors and was approved by the Company's Board of Directors.

             (iv) During each of the two years ended June 30, 2000 and 2001, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

             (v) During each of the two years ended June 30, 2000 and 2001, Arthur Andersen LLP did not advise the Company of any "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended.

         (b) (i) On March 6, 2002, the Company engaged Ernst & Young LLP ("E&Y") as its principal accountant to audit the Company's financial statements.

             (ii) During each of the two years ended June 30, 2000 and 2001 and for the six-month transition period ended December 31, 2001, the Company did not consult E&Y on any matters described in Item 304(a)(2)(i) of Regulation S-K.

             (iii) During each of the two years ended June 30, 2000 and 2001 and for the six-month transition period ended December 31, 2001, the Company did not consult E&Y on any matters described in Item 304(a)(2)(ii) of Regulation S-K.

         (c) The Company requested Arthur Andersen LLP to furnish a letter addressed to the Commission, stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of this letter, dated as of March 18, 2002, is filed as Exhibit
16.1 to this Form 8-K.

ITEM 7.    EXHIBITS

   EXHIBIT NO.          DESCRIPTION
   -----------          -----------
      16.1              Letter re: Change in Certifying Accountant

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   March 18, 2002                  INTROGEN THERAPEUTICS, INC.



                                         /s/ James W. Albrecht, Jr.
                                         ---------------------------------------
                                         James W. Albrecht, Jr.
                                         Chief Financial Officer

                                 EXHIBIT INDEX

   EXHIBIT NO.          DESCRIPTION
   -----------          -----------
      16.1              Letter re: Change in Certifying Accountant